# First Midwest Bancorp

Annual Meeting of Stockholders
Itasca, IL
May 21, 2014

# Welcome and Opening Remarks

Michael L. Scudder
President and CEO

# Introduction of Officers and Independent Auditors

# Reports on Procedural Matters

# Items of Business

I. Election of Directors

II. Amendment to Increase Number of Shares Authorized

III. Advisory Vote on Compensation Paid in 2013 to Named Executive Officers

IV. Advisory Vote on Appointment of Independent Registered Public Accounting Firm

# Election of Directors

# Re-aligned Classes Following the Annual Meeting

*Term Expiring in 2015*

Barbara A. Boigegrain
Peter J. Henseler
Patrick J. McDonnell
Robert P. O'Meara

*Term Expiring in 2016*

Br. James Gaffney
Michael L. Scudder
John L. Sterling
J. Stephen Vanderwoude

*Term Expiring in 2017*

John F. Chlebowski
Phupinder S. Gill
Ellen A. Rudnick
Michael J. Small

# Amendment to Increase Number of Shares Authorized

# Advisory Vote To Approve Executive Compensation

# Advisory Vote To Appoint Ernst & Young LLP As Independent Registered Public Accounting Firm

# Voting and Results

# Adjournment

# Management Presentation

## Michael L. Scudder

**President & Chief Executive Officer**

## Mark G. Sander

**Senior Executive Vice President & Chief Operating Officer**

# Forward Looking Statements

This presentation may contain, and during this presentation our management may make, statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, copies of which will be made available at www.firstmidwest.com/secdocuments or will be made available upon request. With the exception of fiscal year end information previously included in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

# Management Presentation

- Overview
- Performance
- Going Forward
- Questions

# Overview

# Our Vision, Mission and Values

| | |
|---|---|
| **Vision** | Being Our Clients' Most Trusted Financial Partner |
| **Mission** | Helping Our Clients Achieve Financial Success |
| **Values** | Serving Our Clients with Integrity, Personal Responsibility and a Passion for Success |

**Make Us Who We Are**

# A Premier Community Bank

### $8.3 Billion in Assets

- 5th Largest IL-based, 87th in U.S.

### $6.8 Billion in Deposits

- Strong Core Deposits - 81% Low Cost

### $5.8 Billion in Loans

- #1 Agricultural Lender in IL, #40 in U.S.

### $7.1 Billion in Trust Assets

- IL's 3rd Largest in Revenue [(1)]


Deposits
Demand 29%
Sav/NOW 35%
Time 17%
Money Market 19%


Loans
C&I/Ag 39%
CRE 46%
FDIC Covered 2%
Consumer 13%

Information as of March 31, 2014.

(1) From Trust Performance Report

# Tenured in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally

Suburban Chicago Centric

- 90% of Deposits
- #9 in Suburban Chicago MSA [1]

Robust Sales Platform

- Retail
- Commercial
- Wealth Management
- 90 Locations


WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Cook
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign
Branch Locations
Chicago Loan Production Office

(1) Based on deposits balances as of June 30, 2013 adjusted for subsequent M&A activity.

# As We Entered 2013,

## We Believed That

**We Were a Much Stronger Company**

**Our Strengths Created Opportunities**

- Engaged, Enhanced Workforce
- Attractive Markets, Growing Opportunities
- Strong and Undervalued Core Deposits
- Significant Capital and Liquidity

**Execution on Our Priorities Would Enhance Value**

**Well Positioned to Build**
**Stronger Performance, Greater Returns**

# Our Priorities

## Build on a Stronger Foundation

Strengthen Our Core Business → Enhance Our Risk Profile → Manage Our Capital → Maximize Shareholder Value

| Strengthen Our Core Business | Enhance Our Risk Profile | Manage Our Capital |
|---|---|---|
| Loan and Revenue Growth<br>Greater Efficiency | Lower Problem Assets and Costs<br>Diversify Revenue | Stabilize Earnings<br>Normalize Capital<br>Align with Opportunities |

# How We Performed

## We Did What We Said We Would Do

**Strengthened Our Core Business**

- Broadened and Grew Loans, Fee Based Revenues
- Invested in Our People, Products and Distribution by Reallocating Resources

**Enhanced Our Risk Profile**

- Decreased Problem Credits and Net Charge Offs
- Diversified Loan Mix
- Strengthened Risk and Compliance Teams

**Managed and Restored Our Capital**

- Improved Earnings
- Replenished Capital, Increased Dividend 2X

**Significantly Increased Our Market Value**

# As We Enter 2014

## Operating Conditions Stabilizing

### Economic Conditions Improving, Concerns Remain

- Consumer Improving, Still Constrained
- Commercial Taking Lead
- Low Rates Propping Economy, Valuations
- State and Local Challenges Remain

### Banking Trends More Favorable

- Business Activity Growing, Real Estate and Consumer Following
- Margins Building from Historic Lows
- Regulatory Environment Still Challenging

### Shaping Our Priorities

- Preparing for a Transition to Higher Rates
- Core Deposit Value Being Recognized
- Positioning Ourselves for Growth

# Our 2014 Priorities

## Largely Unchanged, Influenced by Environment

Build the highest quality team

Diversify/grow loans and revenue

Balance investment and risk

**Maximize Shareholder Value**

**Drives Our Performance and Focus**

# Performance

# Earnings Stronger, More Stable

| Quarterly Data | Dec 2012 | 2013 Mar | 2013 Dec | Mar 2014 | Dec '12 v. '13 | Mar '13 v '14 |
|---|---|---|---|---|---|---|
| Net Income | $13.2 | $14.6 | $19.2 | $17.7 | 45% | 21% |
| Loan Loss Provision | $5.6 | $5.7 | - | $1.4 | n/m | (75%) |
| Non-performing Loans | $93 | $101 | $64 | $69 | (32%) | (32%) |
| Problem Loans | $219 | $203 | $156 | $160 | (29%) | (22%) |
| Efficiency Ratio | 74% | 67% | 63% | 67% | (14%) | - |

Dollar amounts in millions.

**Benefiting From**
**Improved Risk Profile and Growth**

# Loan Portfolio

## Diversifying Our Lending

**$5.8 Billion, Up 10% (1)(2)**


42% Owner
Occupied (3)

| Category | Amt | % of Total | Chg (1) |
|---|---|---|---|
| C & I and Ag | $2.2 | 39% | 16% |
| Commercial R E | 2.7 | 46% | 5% |
| Consumer | 0.8 | 13% | 13% |
| Covered | 0.1 | 2% | (34%) |

(1) Compared to March 31, 2013.
(2) The percent change excludes covered loans.
(3) The percent reported does not include multi-family or construction loans.

Dollar amount in billions.

### Expanding Commercial Team

- Community Banking
- Middle Market
  - Specialty Lending
- Chicago LPO

### Building Commercial Specialty Lines

- Legacy: Agricultural, Health Care
- Since 2011: Asset Based, Agri-Business

### Broadening Consumer

- Direct
- Mortgage

# Deposits

## Building on A Strong Core

$6.8 Billion, Up 3.3% (1)



Savings
17%
DDA
28%
NOW
17%
MMA
19%
CD's
19%

### Strong Base

- 81% Core Transactional
- Lower Cost Funding: 19 bps

### Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

### Better Positioned For Higher Rates

- 20 bps Advantage Over Last 10 Yrs (2)

(1) Compared to March 31, 2013.

(2) From SNL Financial

# Aligning Our Business Investment

## Managing Efficiency Thru Cycle



$400
$350
$300
$250
$200
$150
$100
$50
$0
$376
$268
$372 (1)
$257
$91
$65
$91
$64
Net Interest and Noninterest Income
Noninterest Expense
2012
2013
1Q2013
1Q2014

| | 2012 | 2013 | 1Q2013 | 1Q2014 |
|---|---|---|---|---|
| Margin | 3.86% | 3.68% | 3.77% | 3.61% |
| Efficiency | 67% | 64% (1) | 67% | 67% |

(1) Excludes the impact of certain balance sheet repositioning activities during the third quarter of 2013 aggregating $29 Million related to the sale of an equity investment, gain on termination of FHLB forward commitments and BOLI modification loss.

### Short-Term Rate Challenges

- Lower Interest Margins
- Greater Competition for Loans

### Loan Growth Offsets Pressure

### Building Fee-Based Businesses

### Balanced Business Investment

- Tight Management of Expense
- Investment In:
  - Our People
  - Distribution, Brand

# Fee-Based Revenues

## Building Fee-Based Businesses



$120
$100
$80
$60
$40
$20
$0
$97
$106
$26
$25
2012
2013
1Q2013
1Q 2014
Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage

Dollar amounts in millions.

### Significant, Broad Based Growth

- Up 9% In 2013
- Improved Retail Product Alignment, Card Penetration
- Expanded Capital Market Offering
- Mortgage Expansion, Impacted By Market Conditions

### Wealth Management

- Up 11% vs. 2012
- Leveraging Distribution, Commercial Synergy

# Wealth Management

## Growing Thru Service Delivery, Expansion

Profitable and Growing Business Line

- $24 Million in Revenues, Up 11% in 2013,
- $7.1 Billion in Trust AUM, 1.8X 2008

Regional, Client Focused

- High Service Delivery , Mid Market Focus
- Leverage Commercial and Retail Platforms

Investment in Resources

- Talented, Tenured Colleagues
- Broad, Expanding Product Line

# Balanced Business Investment
## Broadening Distribution

Adapting to Consumer Preferences

Significantly Expanded eCommerce Capabilities

- Enhanced Online Banking /Internet Offerings
- Introduced Mobile Banking
- Joined Allpoint ATM Platform

Better Positioned for Retention and Growth

- Greater Client Interaction, Competitive Offering
- Drive Account Utilization and Engagement


50,000 FREE ATMS.
MOBILE BANKING.
AND FREE CHECKING TOO.
THAT'S BANKING WITH MOMENTUM
First Midwest Bank
BANK WITH MOMENTUM

# Balanced Business Investment
## Managing Physical Distribution

### Adapting Traditional Branch Channel
- Remains Key Sales, Service Channel
- Lower Traffic, More Consultative
- Modest Closures, Repurposing
- Aligned Staffing


First Midwest Bank

### Maintaining Presence and Service, Maximizing Efficiency

### Requires Ongoing, Active Management

# Balanced Business Investment

## Building Our Brand

### External Focus

- Multi Year Marketing and Promotional Spend
  - "Bank With Momentum" Launched in Early 2013
  - Reallocation of Marketing Spend vs. Increased Cost
- Increasing Familiarity and Client Consideration
  - Drive Growth and Retention
- Leveraging Existing Momentum

### Internal Focus

- Expanding Communication and Recognition
- Reinforcing Vision, Mission and Values as We Grow
- Building Colleague Engagement

# "HIGHEST CUSTOMER SATISFACTION WITH RETAIL BANKING IN THE MIDWEST"

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings



HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES®
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES

First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 Retail Banking Satisfaction Study[SM]. Study based on 80,445 total responses measuring 21 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed January 2014. Your experiences may vary. Visit jdpower.com.

First Midwest Bank
BANK WITH MOMENTUM

# Going Forward

# Our 2014 Priorities

## Largely Unchanged, Influenced by Environment

Build the highest quality team

Diversify/grow loans and revenue

Balance investment and risk

**Maximize Shareholder Value**

## Drives Our Performance and Focus

# Capital A Source of Strength, Growing

| Metric | December 31, 2012 | December 31, 2013 | March 31, 2014 | Regulatory Requirements: Minimum | Regulatory Requirements: 2014 Excess (In Millions) |
|---|---|---|---|---|---|
| ***Capital to Risk Weighted Assets:*** | | | | | |
| Total | 11.90% | 12.39% | 12.20% | 10.00% | $154 |
| Tier 1 | 10.28% | 10.91% | 10.92% | 6.00% | $343 |
| Tier 1 Common | 9.33% | 10.37% | 10.39% | 5.00% | $362 |
| | | | | | |
| Quarterly Dividend | $0.01 | $0.07 | $0.07 | n/m | n/m |
| Dividend Payout % | 5% | 27% | 29% | n/m | n/m |

- Significant Capital, Common Equity Dominated
- Debt Access Enhanced Through $35 Million Credit Line
- Investment Grade Ratings from Moody's, Fitch and S&P
- Earnings Support Growth and  Dividend

# Ability to Leverage Capital, Infrastructure

## Market Opportunities

Environment Will Drive

- Capital Requirements, Lower Profitability
- Compliance Costs

Consolidation Likely Over Time

- 45 Chicago Banks Between $350 Million and $3 Billion in Assets
- Additional Opportunities in Adjacent Markets

We Are A Compelling Partner

- Solid Reputation, Culture
- Strong Capital, Capacity, Experience

Requires Patience, Discipline

- Alignment with Core Business Strategy
- Manage $10 Billion Regulatory Threshold
- Willingness and Ability to Respond

# Pending Acquisition

## Popular Community Bank

### Strategically Accretive

- Fills in West Metro Market Gap
- Broadens Distribution
- Adds:
  - $750MM in Deposits, 75% Core
  - 12 Branch Locations
  - $525MM in Loans and Strong Commercial Team

### Financially Accretive

- High, Single Digit 2015 EPS Accretion
- Accelerated Recovery of Tangible Book Dilution (Inside 3.5 Years)



Crystal Lake
Vernon Hills
Highland Park
Lake in the Hills
Buffalo Grove
Carpentersville
Palatine
Northbrook
Hampshire
Hoffman Estates
Arlington Heights
Glenview
Wilmette
Evanston
Elgin
Schaumburg
Des Plaines
Streamwood
Elk Grove Village
Park Ridge
St Charles
Carol Stream
Elmhurst
Elmwood Park
Geneva
Wheaton
Oak Park
Chicago
Batavia
Cicero
Kaneville
Downers Grove
Aurora
Naperville
Darien
Burbank
Little Rock
Woodridge
Oak Lawn
Bolingbrook
Blue Island
Yorkville
Romeoville
Orland Park
Tinley Park
Lockport
Joliet
New Lenox
Chicago Heights
First Midwest
Popular Community

# In Closing

Premier Banking Franchise

Leveraging Our Strengths

- Engaged, Enhanced Team
- Strong Core Deposits
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Executing On Our Priorities

- Build the Highest Quality Team
- Diversify/Grow Loans and Revenue
- Balance Investment and Risk

**Well Positioned to Grow**

**and Enhance Shareholder Returns**

# Thank You for Your Investment and Continued Support of First Midwest

# Questions

# "HIGHEST CUSTOMER SATISFACTION WITH RETAIL BANKING IN THE MIDWEST"

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings


HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES®
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES

First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 Retail Banking Satisfaction Study[SM]. Study based on 80,445 total responses measuring 21 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed January 2014. Your experiences may vary. Visit jdpower.com.

First Midwest Bank
BANK WITH MOMENTUM

# Appendix

# Certain Terms Used in This Presentation

**Core Deposit** – Includes demand, savings, money markets, and NOW accounts.
**Efficiency Ratio** – Excludes the effects of unusual, infrequent, or non-recurring revenues and expenses.
**Covered Loans or Assets** – Means loans or assets which the Company acquired via an FDIC-assisted transaction.
**National Peers** – Means collectively the companies with the ticker symbol SRCE, CHFC, FCF, FMER, MBFI, ONB, PNFP, PVTB, PFS, STSA, SUSQ, UMBF, UMPQ, VLY, TAYC, TCBI, TRMK, WSBC, WTFC.
**Net Interest Income** – Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
**Net Interest Margin** – Means net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis, assuming a federal income tax rate of 35%.
**Non-Performing Loans** – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.
**Problem Loans** – These loans are performing in accordance with contractual terms, but management has concerns about the ability of the borrower to continue to comply with loan terms due to the borrower's potential operating or financial difficulties.
**Tier 1 Common Capital** – Means tier 1 capital, less trust preferred securities, divided by risk-weighted assets.
**Note:**

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes Covered Loans.
- Peer information source for this presentation from SNL.